Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO

SECOND AMENDED & RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO SECOND AMENDED & RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 18, 2015, is entered into by and among WILLIAMS PARTNERS L.P., a Delaware limited partnership (“Williams Partners”) (f/k/a Access Midstream Partners, L.P.), NORTHWEST PIPELINE LLC, a Delaware limited liability company (“Northwest”), TRANSCONTINENTAL GAS PIPE LINE COMPANY, LLC, a Delaware limited liability company (“Transcontinental” and collectively with Williams Partners and Northwest, each a “Borrower” and collectively, the “Borrowers”), CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the Required Lenders. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the Administrative Agent and the Lenders from time to time party thereto entered into that certain Second Amended & Restated Credit Agreement, dated as of February 2, 2015 (such Second Amended & Restated Credit Agreement, as in effect immediately prior to giving effect to this Amendment, the “Credit Agreement”).

(2) The Borrower has requested that the Lenders approve certain amendments to the Credit Agreement, as set forth in this Amendment.

(3) In accordance with Section 9.03 of the Credit Agreement, the Administrative Agent, the undersigned Required Lenders (hereinafter, such undersigned Required Lenders, the “Consenting Lenders”) and the Borrowers have agreed, subject to the terms and conditions stated below, to amend the Credit Agreement as herein set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Effective Date (as defined below), hereby amended as follows:

(a) Section 1.01 of the Credit is hereby amended by inserting the following definition into such section in the correct alphabetical order:

““ETE Contribution” means the “Contribution” as defined in the Agreement and Plan of Merger dated as of September 28, 2015, as amended, as described in the filing by Williams on Form 8-K dated September 29, 2015.”

(b) Section 1.01 of the Credit Agreement is hereby further amended by inserting the following definition into such section in the correct alphabetical order:

““ETE Merger” means the “Merger” as defined in the Agreement and Plan of Merger dated as of September 28, 2015, as amended, as described in the filing by Williams on Form 8-K dated September 29, 2015.”

(c) Section 1.01 of the Credit Agreement is hereby further amended by inserting the following definition into such section in the correct alphabetical order:

““Permitted Holders” means, (x) prior to the time of consummation of the ETE Merger, Williams or any of its Subsidiaries, (y) substantially contemporaneously with the time of consummation of the ETE Merger and prior to the time of the ETE Contribution, Energy Transfer Corp. LP, a Delaware limited partnership, or any of its Subsidiaries, and (z) from and after the time of the ETE Contribution, Energy Transfer Equity, L.P., a Delaware limited partnership, or any of its Subsidiaries.”

(d) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating clause (c) of the definition of “Change in Control”, set forth therein, in its entirety, to read as follows:

“(c) any Person other than the Permitted Holders becomes the Beneficial Owner, directly or indirectly, of 50% or more of the Voting Stock of the General Partner; or”

(e) Section 6.07 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof in its entirety, to read as follows:

“(a) Leverage Ratio. WPZ shall not permit the ratio of Consolidated Indebtedness of WPZ as of the last day of any fiscal quarter for which financial statements have been delivered pursuant to Section 5.01 to Consolidated EBITDA of WPZ for the four full fiscal quarters ending on such date to exceed the maximum ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Maximum Leverage Ratio
December 31, 2015, March 31, 2016 and June 30, 2016	5.75 to 1.00
September 30, 2016 and December 31, 2016	5.50 to 1.00
March 31, 2017 and each fiscal quarter ending thereafter	5.00 to 1.00

provided, that with respect to any fiscal quarter ending on or after March 31, 2017, such maximum ratio shall be 5.50 to 1.00 if any Borrower has made any Specified Acquisition in the one of the last three fiscal quarters of the four-fiscal quarter period ending on such date.

For purposes of this Section 6.07(a): (A) Hybrid Securities up to an aggregate amount of 15% of Consolidated Total Capitalization shall be excluded from Consolidated Indebtedness, (B) Consolidated EBITDA may include, at WPZ’s option, any Material Project EBITDA Adjustments as provided in the definition thereof and (C) once any Acquisition Adjustment Period is in effect, the next succeeding Acquisition Adjustment Period may not commence until the termination of such Acquisition Adjustment Period then in effect.”

SECTION 2. Reference to and Effect on the Loan Documents.

(a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

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(b) The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations and warranties under this Amendment may be a Default or Event of Default under other Loan Documents as provided therein.

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the first date upon which each of the conditions precedent set forth below in this Section 3 shall be satisfied or waived (such date, the “Effective Date”):

(a) Amendment. The Administrative Agent shall have received a number of copies reasonably determined by the Administrative Agent of counterparts of this Amendment executed by the Required Lenders (determined as of the date hereof) and each Borrower.

(b) Expenses; Fees. The Borrowers shall have paid:

(i) to Barclays Bank PLC, as the arranger (in such capacity, the “Arranger”) all out-of-pocket expenses of the Arranger (including the reasonable fees and expenses of a single external counsel for the Arranger) in connection with the negotiation, preparation and delivery of this Amendment for which an invoice has been delivered to the Borrowers at least one Business Day prior to the date of this Amendment;

(ii) to the Administrative Agent, all out-of-pocket expenses of the Administrative Agent (including the reasonable fees and expenses of a single external counsel for the Administrative Agent) in connection with the negotiation, preparation and delivery of this Amendment for which an invoice has been delivered to the Borrowers at least one Business Day prior to the date of this Amendment; and

(iii) to the Arranger such fees as may be separately agreed between the Borrowers and the Arranger.

SECTION 4. Representations and Warranties.

Each Borrower hereby represents and warrants, as of the Effective Date, that:

(a) This Amendment has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to the general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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(b) The execution, delivery and performance by such Borrower of this Amendment do not contravene (i) the Borrower’s organizational documents or (ii) any law or any restriction under any material agreement binding on such Borrower and will not result in or require the creation or imposition of any Lien prohibited by the Credit Agreement.

SECTION 5. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or pdf shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned parties have caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed by their respective authorized officers as of the date first above written.

BORROWERS:

WILLIAMS PARTNERS L.P.

By: WPZ GP LLC, its general partner

By:	/s/ Peter S. Burgess
Name: Peter S. Burgess
Title: Treasurer

NORTHWEST PIPELINE LLC

By:	/s/ Peter S. Burgess
Name: Peter S. Burgess
Title: VP and Treasurer

TRANSCONTINENTAL GAS PIPE LINE COMPANY, LLC

By:	/s/ Peter S. Burgess
Name: Peter S. Burgess
Title: VP and Treasurer

[SIGNATURE PAGE]

CITIBANK, N.A.,
as Administrative Agent and as Lender

By:	/s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

BANK OF AMERICA, N.A., as Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Alan Dawson
Name: Alan Dawson
Title: Director

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Sherwin Brandford
Name: Sherwin Brandford
Title: Director

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

BARCLAYS BANK PLC, as Lender

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

BOKF NA DBA BANK OF OKLAHOMA, as Lender

By:	/s/ J. Nick Cooper
Name: J. Nick Cooper
Title: Vice President

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

COMPASS BANK, as Lender

By:	/s/ Kathleen J. Bowen
Name: Kathleen J. Bowen
Title: Managing Director

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Darrell Stanley
Name: Darrell Stanley
Title: Managing Director

By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Stefan Dickenmann
Name: Stefan Dickenmann
Title: Authorized Signatory

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

DNB CAPITAL LLC, as Lender

By:	/s/ Asulv Tvelt
Name: Asulv Tvelt
Title: First Vice President

By:	/s/ Andrea Ozbolt
Name: Andrea Ozbolt
Title: First Vice President

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Muhammad Hasan
Name: Muhammad Hasan
Title: Vice President

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

MIZUHO BANK, LTD., as Lender

By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ M. Colin Warman
Name: M. Colin Warman
Title: Vice President

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

ROYAL BANK OF CANADA, as Lender

By:	/s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

SCOTIABANC INC., as Lender

By:	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

SUNTRUST BANK, as Lender

By:	/s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

TORONTO DOMINION (NEW YORK) LLC, as Lender

By:	/s/ Rayan Karim
Name: Rayan Karim
Title: Authorized Signatory

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

UBS AG, STAMFORD BRANCH, as Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By:	/s/ Denise Bushee
Name: Denise Bushee
Title: Associate Director

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ John Prigge
Name: John Prigge
Title: Vice President

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 1 to Second Amended & Restated Credit Agreement to be executed and delivered by a duly authorized officer or other authorized signatory as of the date first written above.

WELLS FARGO BANK, N.A., as Lender

By:	/s/ Jeffrey Cobb
Name: Jeffrey Cobb
Title: Vice President

[SIGNATURE PAGE]